SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 19, 2003

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 19, 2003.

Item 12.	Results of Operations and Financial Conditions

On November 19, 2003, Inergy, L.P. (the “registrant”) issued a press release reporting its results of operations for the fourth quarter and fiscal year ended September 30, 2003. A copy of the press release is furnished as an exhibit to this Current Report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC,
Its Managing General Partner

Date: November 21, 2003	By:	/s/ R. Brooks Sherman, Jr.
R. Brooks Sherman, Jr. Senior Vice President & Chief Financial Officer (Principal Financial and Accounting Officer)

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